UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 15, 2002

                SALOMON SMITH BARNEY HOLDINGS INC.
      (Exact name of registrant as specified in its charter)
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          New York                 1-4346              11-2418067
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)          File Number)      Identification No.)



             388 Greenwich Street, New York, NY 10013
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          (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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       (Registrant's telephone number, including area code)

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                SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc.for the three-month periods ended March 31, 2002 and 2001 and provides certain additional financial information.

                      SALOMON SMITH BARNEY HOLDINGS INC.
                           SELECTED FINANCIAL DATA
                       (Unaudited, dollars in millions)

                                                      March 31,
                                                 ---------------------
                                                     2002      2001

Total stockholder's equity                       $ 12,065    $ 11,750

Total assets under fee-based management (1)      $492,800    $421,100

                                                       Three
                                                    Months Ended
                                                      March 31,
                                                 ---------------------
                                                      2002       2001
Revenues:
   Commissions                                   $     955   $  1,013
   Investment banking                                  916      1,108
   Asset management and administration fees            831        841
   Principal transactions                              607      1,152
   Other                                                87        217
                                                     -----      -----
      Total noninterest revenues                     3,396      4,331
                                                     -----      -----

   Interest and dividends                            2,231      4,102
   Interest expense                                  1,553      3,701
                                                     -----      -----

      Net interest and dividends                       678        401
                                                     -----      -----

      Revenues, net of interest expense              4,074      4,732
                                                     -----      -----

Noninterest expenses:
   Compensation and benefits                         2,257      2,490
   Communications                                      152        170
   Floor brokerage and other production                144        203
   Occupancy and equipment                             127        163
   Advertising and market development                   69        118
   Professional services                                53        102
   Other operating and administrative
     expenses                                           70        227
   Restructuring credit                                  -         70
                                                     -----      -----
      Total noninterest expenses                     2,872      3,543

Income before income taxes and cummulative
  effect of change in accounting principle           1,202      1,189

Provision for income taxes                             449        422
                                                     -----      -----
Net income before cumulative effect
  of change in accounting principle                    753        767
                                                     -----      -----

Cumulative effect of change in accounting
  principle (net of tax benefit of $16 and $1,
  respectively)                                        (24)        (1)
                                                     -----      -----

Net income                                         $   729    $   766
                                                   =======    =======






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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 16, 2002           SALOMON SMITH BARNEY HOLDINGS INC.


                                    By:      /s/Michael J.Day

                                                Michael J. Day
                                                Controller